UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 1, 2021

Date of Report (Date of earliest event reported)

HMS HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-50194	11-3656261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 High Point Drive	Irving	Texas	75038
(Address of Principal Executive Offices)			(Zip Code)

(214) 453-3000

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value	HMSY	The Nasdaq Stock Market LLC
(The Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On April 1, 2021, pursuant to that certain Agreement and Plan of Merger, dated as of December 20, 2020 (the “Merger Agreement”), by and among HMS Holdings Corp., a Delaware corporation (“HMS”), Gainwell Acquisition Corp., a Delaware corporation (“Gainwell”), Mustang MergerCo Inc., a Delaware corporation and wholly owned subsidiary of Gainwell (“Merger Sub”), and Gainwell Intermediate Holding Corp., a Delaware corporation (“Intermediate Holdco”), Merger Sub merged with and into HMS (the “Merger”), with HMS continuing as the surviving corporation and a wholly owned subsidiary of Gainwell.

Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”) and as a result of the Merger, each share of common stock of HMS (“Common Stock”) issued and outstanding immediately prior to the Effective Time was cancelled and extinguished and, except with respect to shares held by Gainwell or any subsidiary of Gainwell (or any of their respective subsidiaries), by a subsidiary of HMS, in the treasury of HMS or by a stockholder who properly exercised and perfected appraisal of his, her or its shares under Delaware law, automatically converted into and thereafter represented the right to receive $37 in cash (the “Merger Consideration”). In addition, immediately prior to the Effective Time and as a result of the Merger, (a) each option to purchase shares of Common Stock with a per share exercise price that was less than the Merger Consideration that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was cancelled and converted into the right to receive a cash payment equal to the product of the Merger Consideration, net of the applicable per share exercise price, and the aggregate number of shares subject to the option, subject to applicable withholding taxes or other amounts required by applicable law to be withheld, (b) each option to purchase shares of Common Stock with a per share exercise price that was equal to or greater than the Merger Consideration that was outstanding and unexercised immediately prior to the Effective Time, whether vested or unvested, was cancelled for no consideration, (c) except as set forth in item (d) of this sentence, each award of restricted stock units and deferred stock units covering shares of Common Stock that was outstanding immediately prior to the Effective Time, was cancelled and converted into the right to receive a cash payment equal to the product of the Merger Consideration and the aggregate number of shares subject to the award (with any performance-based goals deemed to be achieved at the “target” level of performance, and subject to applicable withholding taxes or other amounts required by applicable law to be withheld) and (d) each award of restricted stock units covering shares of Common Stock that was granted or awarded after the signing date of the Merger Agreement and that was outstanding immediately prior to the Effective Time, was cancelled and converted into the right to receive a cash payment equal to the product obtained by multiplying (i) the product of the number of shares of Common Stock underlying the award and a fraction, the numerator of which is the number of days completed from the date of grant until the closing date of the Merger (the “Closing Date”) and the denominator of which is 1,095, and (ii) the Merger Consideration (subject to applicable withholding taxes or other amounts required by applicable law to be withheld).

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in the Explanatory Note of this Current Report on Form 8-K (this “Report”) is incorporated herein by reference.

On April 1, 2021, in connection with the consummation of the Merger, HMS repaid in full all outstanding loans, together with interest and all other amounts due in connection with such repayment, under that certain Amended and Restated Credit Agreement, dated as of May 3, 2013 (as amended by Amendment No. 1, dated as of March 8, 2017, and as further amended by Amendment No. 2, dated as of December 19, 2017), by and among HMS, as borrower, the guarantors party thereto, Citibank, N.A. as administrative agent, the financial institutions party thereto as lenders, and the other agents, arrangers and bookrunners identified therein (the “Existing Credit Agreement”), and terminated all commitments thereunder. The termination of the Existing Credit Agreement became effective at the Effective Time.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information provided in the Explanatory Note of this Report is incorporated herein by reference.

The definitive proxy statement of HMS, filed with the Securities and Exchange Commission (the “SEC”) on February 22, 2021, and the supplemental disclosure to the proxy statement of HMS, filed with the SEC on March 18, 2021, contain additional information about the Merger and the other transactions contemplated by the Merger Agreement, including information concerning the interests of directors, executive officers and affiliates of HMS in the Merger.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to and qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to this Report and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

On April 1, 2021, in connection with the consummation of the Merger, HMS notified the Nasdaq Stock Market LLC (“Nasdaq”) that a certificate of merger was filed with the Secretary of State of the State of Delaware. HMS requested that Nasdaq file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 in order to effect the delisting of the Common Stock from Nasdaq and the deregistration of the Common Stock under Section 12(b). As a result, trading of the Common Stock, which traded under the ticker symbol “HMSY” on Nasdaq, was suspended prior to the opening of trading on Nasdaq on April 1, 2021.

HMS intends to file a certification on Form 15 with the SEC requesting that HMS’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Common Stock be suspended.

Item 3.03.	Material Modification to Rights of Security Holders.

The information provided in the Explanatory Note, Item 2.01 and Item 3.01 of this Report is incorporated herein by reference.

At the Effective Time, each holder of Common Stock outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of HMS (other than the right to receive the Merger Consideration for such shares pursuant to the terms of the Merger Agreement).

Item 5.01.	Changes in Control of Registrant.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

As a result of the consummation of the Merger, a change of control of HMS occurred and HMS became a wholly owned subsidiary of Gainwell.  Gainwell funded the acquisition through debt financing. Additional information regarding the debt financing is contained in the Proxy Statement, which is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

Directors

Immediately prior to the Effective Time, in connection with the consummation of the Merger and in accordance with the Merger Agreement, each member of HMS’s board of directors resigned from and ceased serving on HMS’s board of directors and any and all committees thereof.  No director resigned as a result of any disagreement with HMS on any matter relating to HMS’s operations, policies or practices.  The members of HMS’s board of directors immediately prior to the Effective Time were Katherine Baicker, Ph.D., Robert Becker, Craig R. Callen, William C. Lucia, Jeffrey A. Rideout, M.D., Ellen A. Rudnick, Bart M. Schwartz, Richard H. Stowe and Cora M. Tellez.

In connection with the consummation of the Merger and in accordance with the terms of the Merger Agreement, the directors of Merger Sub immediately prior to the Effective Time, Paul Saleh and Steve Costalas, became the directors of HMS, effective as of the Effective Time.

Equity Incentive Plans

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, each of the following equity compensation plans of HMS was terminated: (i) the HMS Holding Corp. Fourth Amended and Restated 2006 Stock Plan, as amended by Amendment No. 1 to HMS Holdings Corp. Fourth Amended and Restated 2006 Stock Plan, (ii) the HMS Holdings Corp. 2016 Omnibus Incentive Plan, (iii) the HMS Holdings Corp. 2019 Omnibus Incentive Plan, and (iv) the HMS Holdings Corp. Director Deferred Compensation Plan.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Explanatory Note and Item 2.01 of this Report is incorporated herein by reference.

At the Effective Time, the certificate of incorporation of HMS and the by-laws of HMS were each amended and restated in their entirety as set forth in Exhibits 3.1 and 3.2 hereto, respectively, which are incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of December 20, 2020, by and among HMS Holdings Corp., Gainwell Acquisition Corp., Mustang MergerCo Inc. and Gainwell Intermediate Holding Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC on December 28, 2020 (File No. 000-50194)
3.1	Second Amended and Restated Certificate of Incorporation of HMS Holdings Corp.
3.2	Third Amended and Restated Bylaws of HMS Holdings Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101)

 *The schedules to the Agreement and Plan of Merger have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. HMS will furnish copies of any such schedules to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMS HOLDINGS CORP.
Date: April 1, 2021
	By:	/s/ Jeffrey S. Sherman
Jeffrey S. Sherman
Executive Vice President,
Chief Financial Officer and Treasurer